DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     The Lexington Growth and Income Fund appreciated 13.57%* for the six months ended June 30, 1998. This compares to a 12.11% return for the average growth and income fund monitored by Lipper Analytical Services, Inc. during the period.

     These returns came despite a background of collapsing Asian economies and the resultant heightened concern for U.S. corporate earnings growth. Despite some earlier hope that the worst was over in Asia, economic conditions in Japan have continued to deteriorate. On the domestic earnings front, optimism for another strong year of growth has been steadily eroding. First quarter earnings for the unmanaged Standard & Poors 500 Stock Price Index increased 1.4% and June quarter earnings are estimated to have risen only 1.5%. At the beginning of the year the expected gain for the June quarter was 19%. That the stock market has done this well in the face of virtually flat corporate earnings says much about the other positive forces underpinning stock prices. These include low inflation and interest rates, plenty of liquidity, and strong inflows into equity mutual funds.

     The U.S. economy is demonstrating tremendous resilience. While recession in Asia has weakened the trade sector, the resulting lower interest rates have served to stimulate the consumer sector. Gross Domestic Product grew at a very strong 5.4% in the first quarter but will likely slow significantly in the second quarter as the Asian drag takes hold and inventories are reduced. However, unless the consumer sector weakens materially, overall growth will likely remain strong through the rest of the year. Nonetheless, that growth, together with rising wages and a very tight labor market could influence the Federal Reserve to raise interest rates later in the year if Asian concerns diminish. This, together with sluggish earnings growth should lead to increased market volatility.

     We continue to focus our attention on stock selection, believing that avoiding significant earnings disappointments provides the key to performance. The Fund continues to be well represented with predictable earnings companies such as healthcare, consumer staple and domestically oriented financial, technology and economically sensitive issues.

     We appreciate your continued support and welcome the opportunity to discuss any questions you may have about your investment.




Sincerely,


         [GRAPHIC OMITTED]         [GRAPHIC OMITTED]
         Alan H. Wapnick           Robert M. DeMichele
         Portfolio Manager         President
         August, 1998              August, 1998


* 25.92%, 18.64% and 15.10% are the one, five and ten year average annual standard total returns, respectively, for the period ended June 30, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited)


   NUMBER                                                         VALUE
  OF SHARES                       SECURITY                       (NOTE 1)
--------------------------------------------------------------------------------
                COMMON STOCKS: 99.8%
                BANKING: 2.1%
      85,500    Union Planters Corporation ..................    $ 5,028,469
                                                                 -----------
                BROKERAGE: 1.6%
      42,500    Merrill Lynch & Company, Inc.1   ............      3,920,625
                                                                 -----------
                CAPITAL EQUIPMENT: 3.2%
     164,000    Cymer, Inc.1   ..............................      2,654,750
      57,500    Federal-Mogul Corporation1 ..................      3,881,250
      31,900    Ingersoll-Rand Company  .....................      1,405,594
                                                                 -----------
                                                                   7,941,594
                                                                 -----------
                COMPUTER SOFTWARE: 1.8%
      87,000    BMC Software, Inc.1  ........................      4,521,281
                                                                 -----------
                CONSUMER DURABLE GOODS: 4.6%
     170,600    EMC Corporation1  ...........................      7,645,012
     112,000    Rubbermaid, Inc.1 ...........................      3,717,000
                                                                 -----------
                                                                  11,362,012
                                                                 -----------
                CONSUMER NONDURABLE GOODS: 6.8%
     115,400    PepsiCo, Inc.  ..............................      4,753,037
      93,000    Philip Morris Companies .....................      3,661,875
      74,800    Sara Lee Corporation ........................      4,184,125
      54,000    Unilever NV .................................      4,262,625
                                                                 -----------
                                                                  16,861,662
                                                                 -----------
                DRUGS: 2.3%
      52,800    Pfizer, Inc.   ..............................      5,738,700
                                                                 -----------
                ELECTRICAL & ELECTRONICS: 1.7%
      70,500    Emerson Electric Company   ..................      4,256,437
                                                                 -----------
                ENERGY SOURCES: 6.4%
     130,000    BJ Services Company1 ........................      3,778,125
      64,400    Exxon Corporation ...........................      4,592,525
      57,000    Texaco, Inc.1  ..............................      3,402,187
     121,800    The Williams Companies. Inc.  ...............      4,110,750
                                                                 -----------
                                                                  15,883,587
                                                                 -----------
                FINANCIAL SERVICES: 14.0%
     189,000    Ace, Ltd.   .................................      7,371,000
      66,700    Excel, Ltd. .................................      5,190,094
      97,000    Federal National Mortgage Association  ......      5,892,750
     207,000    Foremost Corporation of America  ............      4,993,875
     102,000    NAC Re Corporation   ........................      5,444,250
      74,000    NationsBank Corporation .....................      5,661,000
                                                                 -----------
                                                                  34,552,969
                                                                 -----------
                HEALTH & PERSONAL CARE: 8.3%
      62,000    Bristol-Myers Squibb Company  ...............      7,126,125
      66,000    Cardinal Health, Inc.   .....................      6,187,500
     112,000    Medtronic, Inc.   ...........................      7,140,000
                                                                 -----------
                                                                  20,453,625
                                                                 -----------
                HOUSEHOLD PRODUCTS: 2.6%
      70,200    Procter & Gamble Company   ..................      6,392,587
                                                                 -----------
               MATERIALS: 3.9%
    114,000    Fort James Corporation   ..................         5,073,000
    101,000    Martin Marietta Materials, Inc.   .........         4,545,000
                                                                ------------
                                                                   9,618,000
                                                                ------------
               MERCHANDISING: 13.5%
    102,000    Costco Companies, Inc.1  ..................         6,435,563
    105,900    Gap, Inc. .................................         6,526,088
     76,500    Home Depot, Inc.   ........................         6,354,281
    200,000    Safeway, Inc.1  ...........................         8,137,500
    242,000    The TJX Companies, Inc.  ..................         5,838,250
                                                                ------------
                                                                  33,291,682
                                                                ------------
               MULTI-INDUSTRY: 3.5%
    136,000    Tyco International, Ltd. ..................         8,568,000
                                                                ------------
               SERVICES: 18.3%
    147,700    Caribiner International, Inc.1 ............         2,584,750
     66,100    Computer Associates International, Inc.   .         3,672,681
    122,600    Ecolab, Inc. ..............................         3,800,600
     68,100    Gannett Company, Inc. .....................         4,839,356
    231,200    Global Industries, Ltd.1 ..................         3,894,275
    106,100    HBO and Company1   ........................         3,743,341
     84,000    Network Associates, Inc. ..................         4,018,875
     92,400    Pitney Bowes, Inc. ........................         4,446,750
    107,800    Republic Services Group  ..................         2,587,200
    153,500    Sungard Data Systems, Inc.1 ...............         5,890,563
     55,000    The Walt Disney Company  ..................         5,778,438
                                                                ------------
                                                                  45,256,829
                                                                ------------
               TELECOMMUNICATIONS: 5.2%
    112,400    Comcast Corporation   .....................         4,562,738
     41,300    Lucent Technologies, Inc.1  ...............         3,435,644
     78,750    Marsh & McLennan Companies, Inc.  .........         4,759,453
                                                                ------------
                                                                  12,757,835
                                                                ------------
               TOTAL COMMON STOCKS
               (cost $188,136,232)........................       246,405,894
                                                                ------------
               SHORT-TERM INVESTMENT: 0.4%
               U.S. GOVERNMENT OBLIGATION
 $1,000,000    United States Treasury Bill,
               5.17%, due 11/12/98
               (cost $981,184) ...........................           981,230
                                                                ------------
               TOTAL INVESTMENTS: 100.2%
               (cost $189,117,416\^)(Note 1)  ............       247,387,124
               Liabilities in excess of other assets:
               (0.2)% ....................................          (432,995)
                                                                ------------
               TOTAL NET ASSETS: 100.0%
               (equivalent to $23.02 per share on
               10,726,734 shares outstanding) ............      $246,954,129
                                                                ============

---------------------
1 Non-income producing security.
+ Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)


ASSETS
Investments, at value
   (cost $189,117,416) (Note 1)   ..................    $247,387,124
Cash   .............................................         541,281
Receivable for investment securities sold  .........      12,888,232
Receivable for shares sold  ........................          17,019
Dividends and interest receivable ..................         191,567
                                                        ------------
   Total Assets ....................................     261,025,223
                                                        ------------
LIABILITIES
Due to Lexington Management Corporation
   (Note 2)  .......................................         125,041
Payable for investment securities purchased   ......      13,562,910
Payable for shares redeemed ........................         148,263
Accrued expenses   .................................         234,880
                                                        ------------
   Total Liabilities  ..............................      14,071,094
                                                        ------------
NET ASSETS (equivalent to $23.02 per share on
   10,726,734 shares outstanding) (Note 4) .........    $246,954,129
                                                        ============
NET ASSETS consist of:
Capital stock-authorized 1,000,000,000 shares,
   $.001 par value per share   .....................    $     10,727
Additional paid-in capital  ........................     159,988,605
Undistributed net investment income  ...............          73,955
Accumulated net realized gain on investments  ......      28,611,134
Unrealized appreciation on investments  ............      58,269,708
                                                        ------------
   TOTAL NET ASSETS   ..............................    $246,954,129
                                                        ============


LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
Six months ended June 30, 1998 (unaudited)


INVESTMENT INCOME
Dividends   ..............................    $1,154,939
Interest .................................       332,536
                                              ----------
                                               1,487,475
Less: foreign tax expense  ...............         3,096
                                              ----------
   Total investment income ..............................   $ 1,484,379
EXPENSES
  Investment advisory fee (Note 2)  ......       747,056
  Distribution expenses (Note 3) .........       299,145
  Transfer agent and shareholder
     servicing expenses (Note 2) .........       138,648
  Accounting expenses (Note 2)   .........        94,333
  Printing and mailing expenses  .........        31,066
  Professional fees  .....................        21,226
  Custodian expenses .....................        16,377
  Registration fees  .....................        14,840
  Directors' fees and expenses   .........         8,762
  Computer processing fees ...............         7,979
  Other expenses  ........................        30,992
                                              ----------
   Total expenses .......................................     1,410,424
                                                            -----------
   Net investment income   ..............................        73,955
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
(NOTE 5)
Net realized gain on investments ........................    26,702,500
Net change in unrealized appreciation on
 investments   ..........................................     3,597,356
                                                            -----------
Net realized and unrealized gain on
 investments   ..........................................    30,299,856
                                                            -----------
INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS  .......................................   $30,373,811
                                                            ===========

  The Notes to Financial Statements are an integral part of these statements.
                                       3

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                           SIX MONTHS
                                              ENDED         YEAR ENDED
                                          JUNE 30, 1998    DECEMBER 31,
                                           (UNAUDITED)         1997
                                          ---------------  ----------------
Net investment income   ...............   $     73,955      $     467,120
Net realized gain from security
  transactions ........................     26,702,500         35,330,683
Net change in unrealized
  appreciation on investments .........      3,597,356         20,980,248
                                          ------------      -------------
  Net increase in net assets
    resulting from operations .........     30,373,811         56,778,051
Distributions to shareholders from net
  investment income  ..................              -           (691,040)
Distributions to shareholders from
  net realized gains from security
  transactions ........................              -        (36,280,960)
Increase (decrease) in net assets from
  capital share transactions
  (Note 4)  ...........................    (11,456,846)         7,922,045
                                          ------------      -------------
 Net increase in net assets   .........     18,916,965         27,728,096
Net Assets:
  Beginning of period   ...............    228,037,164        200,309,068
                                          ------------      -------------
 End of period (including undistributed
   net investment income of $73,955
   and $0, 1998 and 1997,
   respectively)  .....................   $246,954,129      $ 228,037,164
                                          ============      =============
  The Notes to Financial Statement are an integral part of these statements.



LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Growth and Income Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term appreciation of capital. Income is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales prices is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

       FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

       DISTRIBUTIONS Dividends from net investment income are normally declared and paid semi-annually and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

       USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT  ADVISORY FEE AND OTHER TRANSACTIONS
   WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.75% of the Fund's average daily net assets up to $100 million and in decreasing stages to 0.40% of average daily net assets in excess of $250 million. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fees and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the six months ended June 30, 1998.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $210,928 which are incurred by the Fund, but paid by LMC.

LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997 (continued)

3. DISTRIBUTION PLAN
The Fund has a distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1998 were $299,145 and are set forth in the statement of operations.

4. CAPITAL STOCK
Transactions in capital stock were as follows:

                          Six months ended
                           June 30, 1998                    Year ended
                            (unaudited)                  December 31, 1997
                   ------------------------------ ------------------------------
                    Shares          Amount          Shares            Amount
                   ------------- ---------------- --------------- --------------
Shares sold           402,921     $   8,738,943      1,777,868     $38,033,038
Shares issued on
  reinvestment of
  dividends ......         --                --      1,645,460      32,722,626
                      -------     -------------      ---------    ------------
                      402,921         8,738,943      3,423,328      70,755,664
Shares redeemed      (924,576)      (20,195,789)    (2,965,147)    (62,833,619)
                     --------     -------------     ----------    ------------
 Net increase
  (decrease)   ...   (521,655)    $ (11,456,846)       458,181     $ 7,922,045
                     ========     =============     ==========     ===========


5. PURCHASES AND SALES OF INVESTMENT SECURITIES
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1998, excluding short-term securities, were $87,731,019 and $95,792,242, respectively. At June 30, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $63,190,396 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $4,920,688.

6. INVESTMENT AND CONCENTRATION RISKS

The Fund's ability to invest in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
================================================================================
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                                          Six months ended
                                                                           June 30, 1998
                                                                            (unaudited)
                                                                          -----------------
Net asset value, beginning of period ....................................    $   20.27
                                                                             ---------
Income (loss) from investment operations:
 Net investment income.  ................................................         0.01
 Net realized and unrealized gain (loss) on investments   ...............         2.74
                                                                             ---------
Total income (loss) from investment operations   ........................         2.75
Less distributions:
 Dividends from net investment income   .................................            -
 Distributions from net realized gains  .................................            -
 Distributions in excess of net realized gains (temporary book-tax
  difference)   .........................................................            -
                                                                             ---------
Total distributions   ...................................................            -
                                                                             ---------
Net asset value, end of period ..........................................    $   23.02
                                                                             =========
Total return ............................................................        29.25%*
Ratios to average net assets:
 Expenses ...............................................................         1.18%*
 Net investment income   ................................................         0.06%*
Portfolio turnover ......................................................        76.17%*
Average commissions paid per share on equity securities transactions**            $0.05
Net assets, end of period (000's omitted)  ..............................      $246,954


                                                                                         Year ended December 31,
                                                                          ------------------------------------------------------
                                                                            1997          1996          1995          1994
                                                                          ------------- ------------- ------------- ------------
Net asset value, beginning of period .................................... $    18.56     $   15.71    $  14.36      $16.16
                                                                          ----------     ---------    --------      ------
Income (loss) from investment operations:
 Net investment income.  ................................................       0.05          0.07        0.22        0.17
 Net realized and unrealized gain (loss) on investments   ...............       5.46          4.08        3.00       (0.68)
                                                                          ----------     ---------    --------      ------
Total income (loss) from investment operations   ........................       5.51          4.15        3.22       (0.51)
Less distributions:
 Dividends from net investment income   .................................      (0.07)        (0.13)      (0.22)      (0.16)
 Distributions from net realized gains  .................................      (3.73)        (1.17)      (1.65)      (0.91)
 Distributions in excess of net realized gains (temporary book-tax
  difference)   .........................................................          -            --          --       (0.22)
                                                                          ----------     ---------    --------      ------
Total distributions   ...................................................      (3.80)        (1.30)      (1.87)      (1.29)
                                                                          ----------     ---------    --------      ------
Net asset value, end of period .......................................... $    20.27     $   18.56    $  15.71      $14.36
                                                                          ==========     =========    ========      ======
Total return ............................................................     30.36%        26.46%      22.57%     (3.11)%
Ratios to average net assets:
 Expenses ...............................................................      1.17%         1.13%       1.09%       1.15%
 Net investment income   ................................................      0.21%         0.43%       1.38%       1.06%
Portfolio turnover ......................................................     88.15%       101.12%     159.94%      63.04%
Average commissions paid per share on equity securities transactions**         $0.07         $0.07          --          --
Net assets, end of period (000's omitted)  ..............................   $228,037      $200,309    $138,901    $124,829

 * Annualized.
** In accordance with recent SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

LEXINGTON
INVESTOR SERVICES
--------------------------------------
AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

                                   --------

FREE TELEPHONE EXCHANGE -- Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                                   --------

CHECK  WRITING   PRIVILEGES--Lexington  Money  Market  Trust  permits  investors immediate access to their funds with check writing for withdrawals from their account.

                                   --------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                                   --------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                   --------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                                   --------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.

THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.--Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON  RAMIREZ  GLOBAL  INCOME FUND--Seeks  high  current  income.   Capital
appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

LEXINGTON
GROWTH AND INCOME FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663





        ------------------------------------------------------------------------

            All shareholder requests for services of any kind should be sent to:

            TRANSFER AGENT
          ------------------------------------------------
            STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, MIssouri 64105

            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052
        -------------------------------------------------------------------





--------------------------------------------------------------------------------

(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------






This report has been prepared for the information of the shareholders of Lexington Growth and Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.LEXINGTON


                           ------------------------
                                   LEXINGTON
                           ------------------------

                                    [GRAPHIC]
                                     GROWTH
                                       AND
                                     INCOME
                                   FUND, INC.
                           -------------------------

                       Seeks capital appreciation over the
                        long term through investments in
                        the stocks of large, ably managed
                          and well financed companies.
                           --------------------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1998
                               The Lexington Group
                                   of NO LOAD
                              Investment Companies